SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549

                   -----------------------

                          FORM 8-K

                      CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2003

             PATRIOT TRANSPORTATION HOLDING, INC.
---------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)



       FLORIDA                 0-17554                 59-2924957
 ------------------       ----------------        ------------------
  (State or other           (Commission             (I.R.S. Employer
   jurisdiction              File Number)          Identification No.)
  of incorporation)

1801 Art Museum Drive
Jacksonville, Florida                                    32207
---------------------------------------           -------------------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733

----------------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)

                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                      November 19, 2003


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         99.1 Press Release dated November 19, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         On November 19, 2003, Patriot Transportation Holding, Inc. (the "Company") issued a press release announcing its fiscal 2003 second quarter earnings. A copy of the press release is furnished as Exhibit 99.1.

         The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 19, 2003, Patriot Transportation Holding, Inc. (the "Company") issued a press release announcing its 2003 fourth quarter and fiscal 2003 earnings. A copy of the press release is furnished as Exhibit 99.1.

         The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition.


                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                PATRIOT TRANSPORTATION HOLDING,INC.


Date:  November 19, 2003             By:  /s/  Ray M. Van Landingham

                                     --------------------------------
                                     Ray M. Van Landingham
                                     Vice President, Finance and
                                     Administration and Chief
                                     Financial Officer

                           EXHIBIT INDEX


Exhibit No.
___________

  99.1          Press Release dated November 19, 2003 issued by
                Patriot Transportation Holding, Inc.
